Exhibit 99.1

Momentive Announces First Quarter 2023 Financial Results

SAN MATEO, Calif. — May 4, 2023 — Momentive (NASDAQ: MNTV), the maker of SurveyMonkey, today reported first quarter results for the period ended March 31, 2023.

Q1 2023 Key Results

•
Total revenue was $118.8 million, an increase of approximately 2% year-over-year.
•
Sales-assisted channel revenue was $46.7 million, an increase of 13% year-over-year. Sales-assisted channel revenue accounted for approximately 39% of total revenue, up from approximately 35% in Q1 2022. We ended the quarter with approximately 13,200 sales-assisted channel customers, down approximately 4% from roughly 13,700 in Q1 2022.
•
Self-serve channel revenue was $72.1 million, a decrease of 5% year-over-year.
•
Deferred revenue was $216.5 million, flat year-over-year. Remaining performance obligations were $245.5 million, flat year-over-year.
•
Paying users totaled approximately 878,600, a decrease of 2% from roughly 894,400 in Q1 2022. Approximately 92% of our paying users were on annual plans, up from 91% a year ago.
•
Average revenue per user was approximately $546, up 2% from approximately $535 in Q1 2022.
•
GAAP operating margin was negative 17.9% and non-GAAP operating margin was 11.9%.
•
GAAP net loss was $23.8 million and GAAP diluted net loss per share was $0.16. Non-GAAP net income was $12.1 million and non-GAAP diluted net income per share was $0.08.
•
Net cash used in operating activities was $7.9 million and free cash flow was negative $10.0 million.
•
Cash and cash equivalents totaled $199.1 million and total debt was $184.3 million for net cash of approximately $14.7 million as of March 31, 2023.

For a detailed explanation of the company’s non-GAAP measures, please refer to the appendix section of this press release. For more information on the company’s first quarter 2023 financial results, please visit the Momentive investor relations website at investor.momentive.ai.

Transaction with Symphony Technology Group

On March 13, 2023, Momentive announced it had entered into a definitive agreement to be acquired by an investor consortium led by Symphony Technology Group (STG) in an all-cash transaction that values Momentive at approximately $1.5 billion. On April 27, 2023, the Company filed its definitive proxy statement related to the proposed acquisition and announced it will hold a special meeting of stockholders via live webcast on May 31, 2023 at 9:00 a.m. PT to approve the transaction.

The transaction is expected to close in the second or third quarter of 2023, subject to customary closing conditions, including approval by Momentive shareholders and the receipt of required regulatory approvals. The transaction is not subject to a financing condition.

In light of the Company’s pending acquisition, Momentive will not host a conference call or live webcast to discuss these financial results. Additionally, the Company is not providing financial guidance for Q2 2023 and full year 2023.

About Momentive

Momentive (NASDAQ: MNTV), maker of SurveyMonkey, empowers people with the insights they need to make business decisions with speed and confidence. Our fast, intuitive experience and insights management solutions connect millions of users at more than 330,000 organizations worldwide with AI-powered technology and up-to-the-minute insights, so they can shape what’s next for their products, industries, customers, employees, and the market. Ultimately, our vision is to raise the bar for human experiences by amplifying individual voices. Learn more at momentive.ai.

Investor Relations Contact:

Gary J. Fuges, CFA

investors@momentive.ai

Media Contact:

Katie Miserany

pr@momentive.ai

Source: Momentive Global Inc.

MOMENTIVE GLOBAL INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands)	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$199,080	$202,816
Accounts receivable, net	31,760	33,656
Deferred commissions, current	9,965	9,775
Prepaid expenses and other current assets	15,769	17,207
Total current assets	256,574	263,454
Property and equipment, net	630	1,006
Operating lease right-of-use assets	31,232	32,252
Capitalized internal-use software, net	29,942	29,595
Acquisition intangible assets, net	4,785	5,156
Goodwill	460,979	459,817
Deferred commissions, non-current	13,595	14,307
Other assets	4,459	4,568
Total assets	$802,196	$810,155
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,688	$16,418
Accrued expenses and other current liabilities	26,759	24,969
Accrued compensation	23,605	31,893
Deferred revenue, current	215,865	206,728
Operating lease liabilities, current	8,033	8,046
Debt, current	1,900	1,900
Total current liabilities	285,850	289,954
Deferred revenue, non-current	641	719
Deferred tax liabilities	6,641	6,337
Debt, non-current	182,441	182,916
Operating lease liabilities, non-current	37,874	39,584
Other non-current liabilities	3,890	3,885
Total liabilities	517,337	523,395
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	2	1
Additional paid-in capital	1,018,529	997,621
Accumulated other comprehensive loss	(2,420)	(3,425)
Accumulated deficit	(731,252)	(707,437)
Total stockholders’ equity	284,859	286,760
Total liabilities and stockholders’ equity	$802,196	$810,155

MOMENTIVE GLOBAL INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended March 31,
(in thousands, except per share amounts)	2023	2022
Revenue	$118,821	$116,986
Cost of revenue (1)(2)(3)	20,557	22,903
Gross profit	98,264	94,083
Operating expenses:
Research and development (1)(3)	32,665	36,716
Sales and marketing (1)(2)(3)	47,919	59,636
General and administrative (1)(3)	31,737	27,917
Restructuring (1)(2)	7,197	4,883
Total operating expenses	119,518	129,152
Loss from operations	(21,254)	(35,069)
Interest expense	4,148	2,226
Other non-operating income, net	(2,038)	(134)
Loss before income taxes	(23,364)	(37,161)
Provision for income taxes	451	216
Net loss	$(23,815)	$(37,377)
Net loss per share, basic and diluted	$(0.16)	$(0.25)
Weighted-average shares used in computing basic and diluted net loss per share	149,345	150,262

(1) Includes stock-based compensation, net of amounts capitalized as follows:

	Three Months Ended March 31,
(in thousands)	2023	2022
Cost of revenue	$1,241	$1,409
Research and development	7,734	8,644
Sales and marketing	4,075	6,065
General and administrative	7,352	7,375
Restructuring	—	2,761
Stock-based compensation, net of amounts capitalized	$20,402	$26,254

(2) Includes amortization of acquisition intangible assets as follows:

	Three Months Ended March 31,
(in thousands)	2023	2022
Cost of revenue	$—	$1,414
Sales and marketing	371	1,452
Restructuring	—	45
Amortization of acquisition intangible assets	$371	$2,911

(3) Includes transaction expenses associated with the proposed merger with an investor consortium led by STG Partners, LLC during the three months ended March 31, 2023, and transaction expenses associated with the terminated merger with Zendesk, Inc. during the three months ended March 31, 2022:

	Three Months Ended March 31,
(in thousands)	2023	2022
Cost of revenue	$10	$318
Research and development	47	1,770
Sales and marketing	23	1,679
General and administrative	7,381	2,733
Acquisition-related transaction costs	$7,461	$6,500

MOMENTIVE GLOBAL INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended March 31,
(in thousands)	2023	2022
Cash flows from operating activities
Net loss	$(23,815)	$(37,377)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,710	9,354
Non-cash leases expense	2,182	3,202
Stock-based compensation expense, net of amounts capitalized	20,402	26,254
Deferred income taxes	304	217
Bad debt expense	497	644
Unrealized foreign currency (gains) losses, net and other	(195)	727
Changes in assets and liabilities:
Accounts receivable	1,334	(1,047)
Prepaid expenses and other assets	(7,090)	(8,117)
Accounts payable and accrued liabilities	(5,024)	(2,341)
Accrued compensation	(8,368)	(6,898)
Deferred revenue	9,033	14,283
Operating lease liabilities	(2,897)	(3,801)
Net cash used in operating activities	(7,927)	(4,900)
Cash flows from investing activities
Purchases of property and equipment	(15)	(441)
Capitalized internal-use software	(2,079)	(2,565)
Proceeds from sale of a private company investment	6,753	—
Net cash provided by (used in) investing activities	4,659	(3,006)
Cash flows from financing activities
Proceeds from stock option exercises	—	2,273
Payments to repurchase common stock	—	(36,376)
Repayment of debt	(550)	(25,550)
Net cash used in financing activities	(550)	(59,653)
Effect of exchange rate changes on cash	213	393
Net decrease in cash, cash equivalents and restricted cash	(3,605)	(67,166)
Cash, cash equivalents and restricted cash at beginning of period	203,258	306,121
Cash, cash equivalents and restricted cash at end of period	$199,653	$238,955
Supplemental cash flow data:
Interest paid for term debt	$3,967	$2,009
Non-cash investing and financing transaction:
Stock compensation included in capitalized software costs	$506	$719

MOMENTIVE GLOBAL INC.

SUPPLEMENTAL DISAGGREGATED REVENUE DATA (unaudited)

Quarterly Disaggregated Revenue

	Three Months Ended
(in thousands)	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Self-serve revenue	$72,099	$73,105	$74,629	$76,055	$75,803
Sales-assisted revenue	46,722	49,288	46,746	44,108	41,183
Revenue	$118,821	$122,393	$121,375	$120,163	$116,986

Self-serve revenues are generated from products purchased independently through our website.

Sales-assisted revenues are generated from products sold to organizations through our sales team.

MOMENTIVE GLOBAL INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)

Reconciliation of GAAP to Non-GAAP (Loss) Income from operations

	Three Months Ended March 31,
(in thousands, except percentages)	2023	2022
GAAP Loss from operations	$(21,254)	$(35,069)
GAAP Operating margin	(18)%	(30)%
Stock-based compensation, net	20,402	26,254
Acquisition-related transaction costs	7,461	6,500
Restructuring	7,197	2,077
Amortization of acquisition intangible assets	371	2,911
Non-GAAP Income from operations	$14,177	$2,673
Non-GAAP Operating margin	12%	2%

Reconciliation of GAAP to Non-GAAP (Loss) Income and (Loss) Income per diluted share

	Three Months Ended March 31,
(in thousands, except per share amounts)	2023	2022
GAAP Net Loss	$(23,815)	$(37,377)
GAAP Net Loss per diluted share	$(0.16)	$(0.25)
Weighted-average shares used to compute GAAP net loss per diluted share	149,345	150,262

Stock-based compensation, net	20,402	26,254
Acquisition-related transaction costs	7,461	6,500
Restructuring	7,197	2,077
Amortization of acquisition intangible assets	371	2,911
Income tax effect on Non-GAAP adjustments (2)	503	219

Non-GAAP Net Income	$12,119	$584
Non-GAAP Net Income per diluted share	$0.08	$—
Weighted-average shares used to compute Non-GAAP net income per diluted share	149,680	151,657

(1) Please see Appendix A for explanation of non-GAAP measures used.

(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for acquisition-related transaction costs and restructuring costs. Non-GAAP adjustments pertain to the income tax effects of amortization of acquisition-related intangible assets and stock-based compensation, net.

Calculation of Free Cash Flow

	Three Months Ended March 31,
(in thousands)	2023	2022
Net cash used in operating activities	$(7,927)	$(4,900)
Purchases of property and equipment	(15)	(441)
Capitalized internal-use software	(2,079)	(2,565)
Free cash flow	$(10,021)	$(7,906)

MOMENTIVE GLOBAL INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)

Calculation of Constant Currency Revenue and Constant Currency Revenue Growth Rate

	Three Months Ended March 31,
(in thousands, except percentages)	2023	2022	Growth Rates
GAAP Revenue	$118,821	$116,986	2%
Effects of foreign currency exchange rates	2,930
Constant currency revenue	$121,751		4%

Supplemental GAAP and Non-GAAP Information

	Three Months Ended March 31,
(in thousands, except percentages)	2023	2022
GAAP Gross profit	$98,264	$94,083
GAAP Gross margin	83%	80%
Stock-based compensation, net	1,241	1,409
Amortization of acquisition intangible assets	—	1,414
Acquisition-related transaction costs	10	318
Non-GAAP Gross profit	$99,515	$97,224
Non-GAAP Gross margin	84%	83%

GAAP Research and development	$32,665	$36,716
GAAP Research and development margin	27%	31%
Stock-based compensation, net	7,734	8,644
Acquisition-related transaction costs	47	1,770
Non-GAAP Research and development	$24,884	$26,302
Non-GAAP Research and development margin	21%	22%

GAAP Sales and marketing	$47,919	$59,636
GAAP Sales and marketing margin	40%	51%
Stock-based compensation, net	4,075	6,065
Amortization of acquisition intangible assets	371	1,452
Acquisition-related transaction costs	23	1,679
Non-GAAP Sales and marketing	$43,450	$50,440
Non-GAAP Sales and marketing margin	37%	43%

GAAP General and administrative	$31,737	$27,917
GAAP General and administrative margin	27%	24%
Stock-based compensation, net	7,352	7,375
Acquisition-related transaction costs	7,381	2,733
Non-GAAP General and administrative	$17,004	$17,809
Non-GAAP General and administrative margin	14%	15%

GAAP Restructuring	$7,197	$4,883
GAAP Restructuring margin	6%	4%
Stock-based compensation, net	—	2,761
Amortization of acquisition intangible assets	—	45
Other restructuring costs	7,197	2,077
Non-GAAP Restructuring	$—	$—
Non-GAAP Restructuring margin	0%	0%

(1) Please see Appendix A for explanation of non-GAAP measures used.

APPENDIX A

MOMENTIVE GLOBAL INC.

EXPLANATION OF NON-GAAP MEASURES

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following Non-GAAP financial measures: Non-GAAP (loss) income from operations, Non-GAAP operating margin, Non-GAAP net (loss) income, Non-GAAP net (loss) income per diluted share, Non-GAAP gross profit, Non-GAAP gross margin, Non-GAAP research and development, Non-GAAP research and development margin, Non-GAAP sales and marketing, Non-GAAP sales and marketing margin, Non-GAAP general and administrative, Non-GAAP general and administrative margin, Non-GAAP restructuring, Non-GAAP restructuring margin, free cash flow, constant currency revenue, and constant currency revenue growth rate. Our definition for each Non-GAAP measure used is provided below, however, a limitation of Non-GAAP financial measures is that they do not have uniform definitions. Accordingly, our definitions for Non-GAAP measures used will likely differ from similarly titled Non-GAAP measures used by other companies thereby limiting comparability.

Non-GAAP (loss) income from operations, Non-GAAP operating margin: We define Non-GAAP (loss) income from operations as GAAP loss from operations excluding stock-based compensation, net, amortization of acquisition intangible assets, acquisition-related transaction costs, and restructuring. Non-GAAP operating margin is defined as Non-GAAP (loss) income from operations divided by revenue.

Non-GAAP net (loss) income, Non-GAAP net (loss) income per diluted share: We define Non-GAAP net (loss) income as GAAP net loss excluding stock-based compensation, net, amortization of acquisition intangible assets, acquisition-related transaction costs, restructuring, and including the income tax effect on Non-GAAP adjustments. Non-GAAP net (loss) income per diluted share is defined as Non-GAAP net (loss) income divided by the weighted-average shares outstanding.

Non-GAAP gross profit, Non-GAAP gross margin: We define Non-GAAP gross profit as GAAP gross profit excluding stock-based compensation, net, amortization of acquisition intangible assets, and acquisition-related transaction costs. Non-GAAP gross margin is defined as Non-GAAP gross profit divided by revenue.

Non-GAAP research and development, Non-GAAP research and development margin: We define Non-GAAP research and development as GAAP research and development excluding stock-based compensation, net and acquisition-related transaction costs. Non-GAAP research and development margin is defined as Non-GAAP research and development divided by revenue.

Non-GAAP sales and marketing, Non-GAAP sales and marketing margin: We define Non-GAAP sales and marketing as GAAP sales and marketing excluding stock-based compensation, net, amortization of acquisition intangible assets, and acquisition-related transaction costs. Non-GAAP sales and marketing margin is defined as Non-GAAP sales and marketing divided by revenue.

Non-GAAP general and administrative, Non-GAAP general and administrative margin: We define Non-GAAP general and administrative as GAAP general and administrative excluding stock-based compensation, net and acquisition-related transaction costs. Non-GAAP general and administrative margin is defined as Non-GAAP general and administrative divided by revenue.

Non-GAAP restructuring, Non-GAAP restructuring margin: We define Non-GAAP restructuring as GAAP Restructuring excluding stock-based compensation, net, amortization of acquisition intangible assets, and other restructuring costs. Non-GAAP Restructuring margin is defined as Non-GAAP Restructuring divided by revenue.

Free cash flow: We define free cash flow as GAAP net cash provided by or used in operating activities less purchases of property and equipment and capitalized internal-use software. We consider free cash flow to be an important measure because it measures our liquidity after deducting capital expenditures for purchases of property and equipment and capitalized software development costs, which we believe provides a more accurate view of our cash generation and cash available to grow our business. We expect to generate positive free cash flow over the long term. Free cash flow has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by or used in operating activities. Some of the limitations of free cash flow are that free cash flow does not reflect our future contractual commitments and may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.

Constant currency revenue, Constant currency revenue growth rate: We define constant currency revenue as GAAP revenue excluding the effects of foreign currency exchange rate fluctuations. We believe providing revenue on a constant currency basis helps our investors to better understand our underlying performance, independent of foreign currency movements. Constant currency revenue compares results between periods as if exchange rates had remained constant period over period and is calculated by translating current period foreign currency revenues using average exchange rates from prior year comparable period. Constant currency revenue growth rate is calculated by determining the percentage change in current period constant currency revenue over comparable prior period GAAP revenue.

We use these Non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and developing our strategic operating plans. We believe that these Non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP.

We have excluded the effect of the following items from the aforementioned Non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the Non-GAAP financial measures excluding these items provide meaningful supplemental information regarding operational performance and liquidity. We further believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements and facilitate comparisons to historical operating results and comparisons to peer operating results. A description of the Non-GAAP adjustments for the above measures is as follows:

•
Stock-based compensation, net: We incur stock-based compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
•
Amortization of acquisition intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquisition intangible assets will recur in future periods.
•
Acquisition-related transaction costs: We incur transaction costs on a GAAP basis resulting from our acquisitions, including our proposed merger with an investor consortium led by STG Partners, LLC and our terminated acquisition by Zendesk, Inc. These costs relate to advisory, legal and accounting services, retention payments to certain employees, and third-party advisory and professional fees associated with activist defense. Acquisition-related transaction costs is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.
•
Restructuring: Restructuring expenses consist of employee severance, lease termination charges and related gains or losses from lease modifications, impairment of certain assets, and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to strategic initiatives and/or past acquisitions. However, we may incur these expenses in future periods in connection with any new strategic initiatives and/or acquisitions.

For more information on the Non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the Non-GAAP financial measures and the related reconciliations between those financial measures.

Safe Harbor Statement

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our financial outlook, the pending merger with an investor consortium led by STG Partners, LLC, restructuring initiatives, outstanding shares, products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.

The risks and uncertainties referred to above include - but are not limited to – risks related to our pending merger with an investor consortium led by STG Partners, LLC; risks related to our ability to successfully implement our cost-saving initiatives and to capture expected efficiencies; our ability to retain and upgrade customers; our revenue growth rate; our brand (including our rebranding); our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; our ability to execute on our share repurchase program; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.

Further information on these and other factors that could affect our financial results are included in documents filed with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the most recently filed Annual Report on Form 10-K and the Quarterly Report on Form 10-Q that will be filed for the quarter ended March 31, 2023, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.momentive.ai. All information provided in this release and in the attachments is as of May 4, 2023, and we undertake no obligation to update this information.